UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 18, 2008

EDEN ENERGY CORP.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-31503
(Commission File Number)

98-0199981
(IRS Employer Identification No.)

Suite 1680 – 200 Burrard Street, Vancouver , British Columbia V6C 3L6 Canada
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code 604.693.0179

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01 Entry into a Material Definitive Agreement

On July 18, 2008, we entered into an executive employment agreement between our company and Larry Kellison, which agreement is dated effective January 1, 2008. Pursuant to the terms of the agreement, we have agreed to employ Larry Kellison as our company’s chief operating officer for a period of 12 months from January 1, 2008 at a monthly salary of $12,587. The agreement is renewable upon the mutual consent of our company and Larry Kellison for an additional 12 month period.

Item 9.01 Financial Statements and Exhibits

10.1	Executive Employment Agreement between the company and Larry Kellison, executed July 18, 2008 and dated effective January 1, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDEN ENERGY CORP.

/s/ Donald Sharpe
Donald Sharpe
President and Director
July 21, 2008